UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2010

BSD MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-10783	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Third Amended and Restated 1998 Director Stock Plan

At the annual meeting of stockholders of BSD Medical Corporation (the “Company”) held on February 3, 2010 (the “Annual Meeting”), the stockholders approved an amendment and restatement (the “Director Plan Amendment”) to the Company’s Third Amended and Restated 1998 Director Stock Plan (such plan, as amended, the “Director Stock Plan”). The Director Plan Amendment was described in the Company’s definitive proxy statement for the Annual Meeting.

The Director Plan Amendment increases the number of shares of the Company’s common stock (“Common Stock”) reserved for issuance under the Director Stock Plan from 1,500,000 to 1,750,000 shares, extends the termination date of the plan from August 31, 2011 to August 31, 2015, and makes certain other changes.

The Director Stock Plan, provides an annual retainer (“Annual Retainer”) in the amount of $60,000 to each non-employee director other than the Audit Committee Financial Expert, who is to receive $65,000.  Of the Annual Retainer, $30,000 is to be paid in cash to each such director, other than the Audit Committee Financial Expert, who is to receive $35,000 in cash (the “Cash Payment”).  The Cash Payment is payable in equal installments on May 1 and November 1 of each year in which each non-employee director continues to serve as a member of the Board.  Each non-employee director is to receive the balance of the Annual Retainer in the form of shares of Common Stock.  Options to purchase shares of our Common Stock may still be granted on a discretionary basis to non-employee directors.

The Fourth Amended and Restated 1998 Director Stock Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein. The description of the terms of the Director Stock Plan is qualified in its entirety by reference to such exhibit.

Amendment and Restatement of the Second Amended and Restated 1998 Stock Incentive Plan

At the Annual Meeting, the stockholders also approved an amendment and restatement (the “Incentive Plan Amendment”) to the Company’s Second Amended and Restated 1998 Stock Incentive Plan (such plan, as amended, the “Stock Incentive Plan”). The Incentive Plan Amendment was described in the Company’s definitive proxy statement for the Annual Meeting.

The Incentive Plan Amendment increases the number of shares of Common Stock reserved for issuance under the Stock Incentive Plan from 3,427,300 shares to 6,337,300 shares.

The Stock Incentive Plan permits the grants of incentive stock options, non-statutory stock options, stock awards, stock appreciation rights, cash bonus rights, dividend equivalent rights, performance-based awards and foreign qualified grants to selected employees, officers and directors of the Company and its subsidiaries.  Also eligible are selected non-employee agents, consultants, advisors and independent contractors of the Company or any subsidiary.

The Third Amended and Restated 1998 Stock Incentive Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein. The description of the terms of the Stock Incentive Plan is qualified in its entirety by reference to such exhibit.

Item 9.01        Financial Statements and Exhibits.

(d)           Exhibits.

10.1	BSD Medical Corporation Fourth Amended and Restated 1998 Director Stock Plan (incorporated by reference to Appendix A of the BSD Medical Corporation Definitive Proxy Statement filed December 28, 2009)
10.2	BSD Medical Corporation Third Amended and Restated 1998 Stock Incentive Plan (incorporated by reference to Appendix B of the BSD Medical Corporation Definitive Proxy Statement filed December 28, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION

Dated: February 9, 2010	By:	/s/ Dennis P. Gauger
	Name:	Dennis P. Gauger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	BSD Medical Corporation Fourth Amended and Restated 1998 Director Stock Plan (incorporated by reference to Appendix A of the BSD Medical Corporation Definitive Proxy Statement filed December 28, 2009)
10.2	BSD Medical Corporation Third Amended and Restated 1998 Stock Incentive Plan (incorporated by reference to Appendix B of the BSD Medical Corporation Definitive Proxy Statement filed December 28, 2009)